Exhibit 10.5

GREENROSE ACQUISITION CORP.

1000 Woodbury Road

Woodbury, NY 11797

February 11, 2020

Gentlemen:

Greenrose Acquisition Corp. (“Corporation”), a blank check company formed for the purpose of acquiring one or more businesses or entities (a “Business Combination”), intends to register its securities under the Securities Act of 1933, as amended (“Securities Act”), in connection with its initial public offering to be lead-managed by Imperial Capital, LLC. (“IPO”). The Corporation currently anticipates selling units in the IPO, each comprised of one share of common stock, par value $0.0001 per share, of the Corporation (“Common Stock”) and one warrant (“Warrant”), each whole Warrant to purchase one share of Common Stock.

The undersigned hereby commits to purchase an aggregate of 100,000 units of the Corporation (“Initial Units”) at $10.00 per Initial Unit and 500,000 warrants of the Corporation (“Initial Warrants”) at $1.00 per Initial Warrant, for an aggregate purchase price of $1,500,000 (the “Initial Purchase Price”). Additionally, if the underwriters in the IPO exercise their over-allotment option in full or part, the undersigned further commits to purchase up to an additional 10,000 Units (“Additional Units” and together with the Initial Units, the “Private Units”) at $10.00 per Additional Unit and an additional 50,000 Warrants (“Additional Warrants” and together with the Initial Warrants, the “Private Warrants”), for an aggregate purchase price of up to $150,000 (the “Over-Allotment Purchase Price” and together with the Initial Purchase Price, the “Purchase Price”). The Private Units and Private Warrants will be identical to the units and warrants to be sold in the IPO except as to be described in the Corporation’s registration statement filed in connection with the IPO (“Registration Statement”). The undersigned shall pay the Initial Purchase Price and Over-Allotment Purchase Price (if any) for the Initial Units and Initial Warrants and Additional Units and Additional Warrants (if any) by wire transfer of immediately available funds to the trust account established by the Corporation in connection with the IPO on the date the IPO and over-allotment option are consummated, respectively. The undersigned agrees that if the size of the IPO is increased or decreased for any reason, the amount of the undersigned’s investment will be either increased or decreased, as applicable, so that the undersigned’s percentage of the aggregate investment in Private Units and Private Warrants made by the undersigned and other investors of the Company remains the same.

The Private Units and Private Warrants (“Private Securities”) will be identical to the units and warrants to be sold by the Corporation in the IPO, except that:

●	the undersigned agrees not to seek conversion, or seek to sell in any tender offer, in connection with any proposed Business Combination any shares of Common Stock included in the Private Units;

●	the Private Securities and underlying securities will not be transferable by the undersigned until the consummation of a Business Combination (subject to certain exceptions as described in the Registration Statement);

●	the Private Securities will be subject to customary registration rights, pursuant to a registration rights agreement on terms agreed upon by the Company and the Underwriters to be filed as an exhibit to the Registration Statement;

●	the undersigned will not participate in any liquidation distribution with respect to the Private Securities or the underlying securities if the Corporation fails to consummate a Business Combination; and

●	the Private Securities and the underlying securities will include any additional terms or restrictions as is customary in other similarly structured blank check company offerings or as may be reasonably required by the underwriters in the IPO in order to consummate the IPO, each of which will be set forth in the Registration Statement.

The undersigned acknowledges and agrees that it will execute agreements in form and substance typical for transactions of this nature necessary to effectuate the foregoing agreements and obligations prior to the consummation of the IPO as are reasonably acceptable to the undersigned, including but not limited to a registration rights agreement.

The undersigned hereby represents and warrants that, as applicable:

(a)	it has been advised that the Private Securities and the underlying securities have not been registered under the Securities Act;

(b)	it is acquiring the Private Securities and the underlying securities for its account for investment purposes only;

(c)	it has no present intention of selling or otherwise disposing of the Private Securities or the underlying securities in violation of the securities laws of the United States;

(d)	it is an “accredited investor” as defined by Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended;

(e)	it has had both the opportunity to ask questions and receive answers from the officers and directors of the Corporation and all persons acting on its behalf concerning the terms and conditions of the offer made hereunder;

(f)	it is familiar with the proposed business, management, financial condition and affairs of the Corporation;

(g)	it has full power, authority and legal capacity to execute and deliver this letter and any documents contemplated herein or needed to consummate the transactions contemplated in this letter; and

(h)	this letter constitutes a legal, valid and binding obligation, and is enforceable against it.

[SIGNATURE PAGE FOLLOWS]

Very truly yours,

IMPERIAL CAPITAL, LLC

By:	/s/ Christopher Shepard
Name:	Christopher Shepard
Title:	EVP, Co-Head of Investment Banking

ACCEPTED AND AGREED

GREENROSE ACQUISITION CORP.

By:
Name:	William F. Harley III
Title:	Chief Executive Officer

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